Greenidge Generation Announces Commencement of Exchange Offer for Senior Notes Due 2026

Early Exchange Consideration Represents 45% Premium to 60-Day VWAP of the 2026 Notes and Includes Two Shares of Greenidge Class A Common Stock if Tendered by March 25, 2026

Exchange Offer Subject to Minimum Tender Condition of $11 Million or 30% of Currently Outstanding 2026 Notes

Pittsford, NY – March 11, 2026 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated power generation company focused on datacenters and infrastructure development, today announced the commencement of an offer to exchange (the “Exchange Offer”) its outstanding 8.50% Senior Notes due 2026 (the “Old Notes”), which trade on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “GREEL.”

The Exchange Offer consists of an offer to exchange the Old Notes for a new issue of the Company’s 10.00% Senior Notes due 2030 (the “New Notes”), in an amount equal to $25.00 principal amount of New Notes for each $25.00 principal amount of Old Notes exchanged, provided that if the holder elects to tender for exchange at or prior to 5:00 P.M., New York City time, on Wednesday, March 25, 2026 (the “Early Exchange Date”), then New Notes in an amount equal to $25.00 principal amount of New Notes and two (2) shares of the Company’s Class A Common Stock, $0.0001 par value (“Class A Common Stock”), shall be issued for each $25.00 principal amount of Old Notes exchanged (the “Early Exchange Premium”).

As of March 10, 2026, the closing price of the Old Notes was $20.46 per Old Note on the Nasdaq. The Exchange Offer represents a premium of approximately 22.2% to the closing trading price as of March 10, 2026, and a premium of approximately 29.4% to the Old Notes’ 60-day volume weighted average price (“VWAP”) as of March 10, 2026. The Early Exchange Premium (consisting of the New Notes and two (2) shares of Class A Common Stock) represents a premium of approximately 34.8% to the closing trading price as of March 10, 2026, and a premium of approximately 45.0% to the Old Notes’ VWAP as of March 10, 2026. We have submitted an application to list the New Notes on the OTC Markets platform and facilitate trading. However, we cannot provide any assurances that the New Notes will be tradable or that an active trading market will develop for the New Notes or that holders will be able to sell their New Notes.

The exchange of at least $11.0 million in principal amount of Old Notes in the Exchange Offer, representing approximately 30.0% of the principal amount of Old Notes outstanding as of Tuesday, March 10, 2026, is a closing condition to the Exchange Offer.

The maximum aggregate principal amount of Old Notes that may be exchanged pursuant to the terms of the Exchange Offer is $36,663,875. The Exchange Offer is subject to the terms and subject to the conditions set forth in the Offer to Exchange, dated March 11, 2026 (as it may be amended or supplemented from time to time, the “Offer to Exchange”), the accompanying Letter of Transmittal and the other related offering documents.

Certain information regarding the terms of the Exchange Offer is summarized in the table below:

Title of Security	CUSIP Number	Principal Amount Outstanding	Exchange Offer Consideration	Early Exchange Premium
8.50% Senior Notes Due 2026	39531G209	$36,663,875	$25.00 principal amount of 10.00% Senior Notes due 2030, if Old Notes are tendered after the Early Exchange Date[1]	$25.00 principal amount and two (2) shares of Class A Common Stock if Old Notes are tendered at or prior to the Early Exchange Date[1]
1 For each $25.00 principal amount of Old Notes exchanged.

The Exchange Offer will expire at 5:00 p.m. New York City time, on Wednesday, April 8, 2026 (the “Expiration Date”), unless earlier terminated or extended by the Company. Tendered Old Notes may be withdrawn at any time at or prior to 5:00 p.m. New York City time, on Wednesday, March 25, 2026 (the “Withdrawal Date”), but not thereafter, except in limited circumstances described in the Offer to Purchase/Exchange. Old Notes that are not tendered or that are withdrawn before the Withdrawal Date will remain outstanding.

Only holders validly tendering their Old Notes at or prior to the Early Exchange Date and whose Old Notes are accepted for exchange will be eligible to receive the Early Exchange Premium which is equal to $25.00 principal amount of New Notes and two (2) shares of Class A Common Stock for each $25.00 principal amount of Old Notes exchanged. Holders validly tendering their Old Notes after the Early Exchange Date and at or prior to the Expiration Date and whose Old Notes are accepted for exchange will only be eligible to receive $25.00 principal amount of New Notes for each $25.00 principal amount of Old Notes exchanged.

Promptly following the Early Exchange Date, whether or not the Exchange Offer is fully subscribed, the Company may, at its option, accept for exchange Old Notes validly tendered for exchange, subject to the terms and conditions of the Exchange Offer.

Accrued and unpaid interest up to, but not including, the settlement date, on Old Notes validly tendered pursuant to the Exchange Offer and not withdrawn will be added to the principal amount of the New Notes; provided, however, any amount that is less than the face value of New Notes due to accrued and unpaid interest on Old Notes up to, but not including, the settlement date, the principal amount of the New Notes issuable pursuant to the Exchange Offer, or a combination thereof, shall be paid in cash. The accrued and unpaid interest up to, but not including, the settlement date, on Old Notes will be approximately $0.41 for each $25.00 principal amount of Old Notes. Only Old Notes validly tendered and not properly withdrawn from the Exchange Offer will be exchanged in the Exchange Offer. Old Notes not properly tendered in the Exchange Offer will be returned to the tendering holders, at the Company’s expense, promptly after the expiration of the Exchange Offer.

Following the completion of the Exchange Offer, the Company may engage in additional transactions to purchase or repay any Old Notes not tendered in the Exchange Offer on terms that could be more or less favorable to holders than the terms of the Exchange Offer and it may issue additional New Notes. The Company may, at any time and from time to time, purchase or retire additional amounts of its outstanding Old Notes through cash purchases and/or exchanges for our other securities, in open market transactions or privately negotiated transactions, or through subsequent tender or exchange offers, repayment at maturity or otherwise, if it can do so on attractive terms. Any such purchases may be made on the same terms or on terms that are more or less favorable to holders than the terms of the Exchange Offer.

Greenidge is relying on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), to exempt the New Notes and shares of Class A Common Stock, as applicable, issued in the Exchange Offer from the registration requirements of the Securities Act. The Company is also relying on Section 18(b)(4)(C) of the Securities Act to exempt the New Notes and shares of Class A Common Stock, as applicable, issued in the Exchange Offer from the registration and qualification requirements of state securities laws. The Company has no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the Exchange Offer.

Information Relating to the Exchange Offer
The complete terms and conditions of the Exchange Offer are set forth in the Offer to Exchange, which sets forth a detailed description of the Exchange Offer. Greenidge refers investors to the Offer to Exchange for the complete terms and conditions of the Exchange Offer. Investors with questions regarding the terms and conditions of the Exchange Offer may contact our information agent as follows:

D.F. KING & CO., INC.
Banks and Brokers call: (212) 596-7578
Toll free: (800) 347-4826
Email: GREE@dfking.com

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on datacenters, electrical and infrastructure development, engineering, procurement, construction management, operations and site maintenance.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the Company’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, the business plan, business strategy and operations of the Company in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described under the heading “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of the Company could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and, unless otherwise required by federal securities law, the Company does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Contacts
Investors
investorrelations@greenidge.com

Media
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Kate Sylvester / Kendall Heebink
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